The Variable Annuity Life Insurance Company Separate Account A

Portfolio Director, Portfolio Director 2, Portfolio Director Plus Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE MAY 1, 2007 PROSPECTUS

Premium Enhancement Credit

Beginning August 13, 2007, VALIC is offering a 2% and 4% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's contributions or Eligible Deposits to the account.

Eligibility Criteria - 4% Premium Enhancement Credit

Participants

An "Eligible Participant" is a Participant employed in the K-12 market (educators and administrators and other employees eligible to participate in a 403(b) or 457(b) program in elementary and secondary schools) who opens a new 403(b) or 457(b) Portfolio Director account with VALIC and who is no longer in the free look period. A "new" 403(b) or 457(b) account is an account opened between June 1 and December 31, 2007 that is the Participant's first annuity account on the VALIC Portfolio Director recordkeeping system.

Contributions

A Premium Enhancement of 4% will be paid following the receipt and crediting of "First-Year" contributions made to the new account that are received and credited by VALIC, for a period of one year, beginning as of the date of the first contribution made to the new account in accordance with a salary reduction arrangement, on or after the endorsement effective date. A First-Year contribution does not include amounts rolled over or directly transferred to VALIC from another retirement contract or program, or to amounts attributable to employer contributions.

Contracts

This program is available only to certain 403(b) or 457(b) Portfolio Director accounts at this time. This does not include Contracts that are subject to the Employee Retirement Income Security Act of 1974 ("ERISA") or group Contracts that require permission or notice to offer this Premium Enhancement.

Eligibility Criteria - 2% Premium Enhancement Credit

Participants

An "Eligible Participant" is any Participant, new or existing, with a Portfolio Director account in the nonqualified, IRA or K-12 markets. The K-12 market includes educators, administrators and other employees eligible to participate in a 403(b) or 457(b) program in elementary and secondary schools.

Rollover Deposits

A Premium Enhancement of 2% will be paid following the receipt and crediting of Purchase Payments of $50,000 or more that are rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date and between August 13, 2007 and December 31, 2007. We will total all such Eligible Deposits that we receive within a 90-day period in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts

This program is available only to Portfolio Director accounts in the nonqualified, IRA or K-12 markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract; or Contracts that are subject to ERISA; or group Contracts that require permission or notice to offer this Premium Enhancement.

Important Information Applicable to Either Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK program; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

Correction to page 7 of the Prospectus: Replace $931 with $981 in the Example.